Exhibit 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the quarterly report on Form 10-Q of WSFS Financial Corporation (the Company) for the quarter ended September 30, 2017 as filed with the Securities and Exchange Commission on the date hereof (the Report), we, Mark A. Turner, Chairman, President and Chief Executive Officer, and Dominic C. Canuso, Executive Vice President and Chief Financial Officer (Principal Accounting Officer), hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

1.	The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Mark A. Turner	/s/ Dominic C. Canuso
Mark A. Turner	Dominic C. Canuso
Chairman, President and Chief Executive Officer	Executive Vice President and
(Principal Executive Officer)	Chief Financial Officer
(Principal Financial and Accounting Officer)
Date: November 8, 2017